Exhibit 99.1

Contact:	US Airways Dan Cravens 480-693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS REPORTS RECORD SEPTEMBER LOAD FACTOR
TEMPE, Ariz. Oct. 5, 2010 — US Airways Group, Inc. (NYSE: LCC) today announced September, quarter and year-to-date 2010 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.9 billion, up 7.5 percent versus September 2009. Mainline capacity was 6.0 billion available seat miles (ASMs), up 3.8 percent versus September 2009. Mainline passenger load factor was a record 82.1 percent for the month of September, up 2.8 points versus September 2009.
US Airways President Scott Kirby said, “Our September consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately 12 percent versus the same period last year while total revenue per available seat mile increased approximately 13 percent on a year-over-year basis.”
For the month, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 87.1 percent with a completion factor of 99.4 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended September 30, 2010 and 2009, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

SEPTEMBER	2010	2009	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,546,493	3,342,592	6.1
Atlantic	1,110,698	1,060,644	4.7
Latin	252,579	163,865	54.1

Total Mainline Revenue Passenger Miles	4,909,770	4,567,101	7.5

Mainline Available Seat Miles (000)
Domestic	4,340,971	4,173,018	4.0
Atlantic	1,316,566	1,360,708	(3.2)
Latin	319,702	224,216	42.6

Total Mainline Available Seat Miles	5,977,239	5,757,942	3.8

Mainline Load Factor (%)
Domestic	81.7	80.1	1.6	pts
Atlantic	84.4	77.9	6.5	pts
Latin	79.0	73.1	5.9	pts

Total Mainline Load Factor	82.1	79.3	2.8	pts

Mainline Enplanements
Domestic	3,747,809	3,445,666	8.8
Atlantic	269,907	267,861	0.8
Latin	180,206	134,133	34.3

Total Mainline Enplanements	4,197,922	3,847,660	9.1

QUARTER TO DATE	2010	2009	% Change

Mainline Revenue Passenger Miles (000)
Domestic	11,495,725	11,389,857	0.9
Atlantic	3,481,735	3,470,558	0.3
Latin	1,181,362	858,804	37.6

Total Mainline Revenue Passenger Miles	16,158,822	15,719,219	2.8

Mainline Available Seat Miles (000)
Domestic	13,638,639	13,437,280	1.5
Atlantic	4,091,117	4,236,924	(3.4)
Latin	1,413,235	1,044,056	35.4

Total Mainline Available Seat Miles	19,142,991	18,718,260	2.3

Mainline Load Factor (%)
Domestic	84.3	84.8	(0.5	)pts
Atlantic	85.1	81.9	3.2	pts
Latin	83.6	82.3	1.3	pts

Total Mainline Load Factor	84.4	84.0	0.4	pts

Mainline Enplanements
Domestic	11,748,019	11,464,620	2.5
Atlantic	856,328	874,567	(2.1)
Latin	882,908	709,818	24.4

Total Mainline Enplanements	13,487,255	13,049,005	3.4

YEAR TO DATE	2010	2009	% Change

Mainline Revenue Passenger Miles (000)
Domestic	32,921,912	33,731,251	(2.4)
Atlantic	7,798,842	7,456,906	4.6
Latin	4,021,454	3,365,274	19.5

Total Mainline Revenue Passenger Miles	44,742,208	44,553,431	0.4

Mainline Available Seat Miles (000)
Domestic	39,455,987	40,126,936	(1.7)
Atlantic	9,579,701	9,573,992	0.1
Latin	5,126,138	4,306,488	19.0

Total Mainline Available Seat Miles	54,161,826	54,007,416	0.3

Mainline Load Factor (%)
Domestic	83.4	84.1	(0.7	)pts
Atlantic	81.4	77.9	3.5	pts
Latin	78.4	78.1	0.3	pts

Total Mainline Load Factor	82.6	82.5	0.1	pts

Mainline Enplanements
Domestic	33,924,939	34,278,927	(1.0)
Atlantic	1,922,491	1,901,663	1.1
Latin	3,005,938	2,718,038	10.6

Total Mainline Enplanements	38,853,368	38,898,628	(0.1)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

SEPTEMBER	2010	2009	% Change

Express Revenue Passenger Miles (000)
Domestic	197,048	182,501	8.0

Express Available Seat Miles (000)
Domestic	266,963	266,010	0.4

Express Load Factor (%)
Domestic	73.8	68.6	5.2	pts

Express Enplanements
Domestic	701,144	675,913	3.7

QUARTER TO DATE	2010	2009	% Change

Express Revenue Passenger Miles (000)
Domestic	602,027	580,330	3.7

Express Available Seat Miles (000)
Domestic	823,779	822,940	0.1

Express Load Factor (%)
Domestic	73.1	70.5	2.6	pts

Express Enplanements
Domestic	2,131,306	2,148,093	(0.8)

YEAR TO DATE	2010	2009	% Change

Express Revenue Passenger Miles (000)
Domestic	1,624,849	1,607,574	1.1

Express Available Seat Miles (000)
Domestic	2,310,786	2,377,324	(2.8)

Express Load Factor (%)
Domestic	70.3	67.6	2.7	pts

Express Enplanements
Domestic	5,887,978	5,949,502	(1.0)

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

SEPTEMBER	2010	2009	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,743,541	3,525,093	6.2
Atlantic	1,110,698	1,060,644	4.7
Latin	252,579	163,865	54.1

Total Consolidated Revenue Passenger Miles	5,106,818	4,749,602	7.5

Consolidated Available Seat Miles (000)
Domestic	4,607,934	4,439,028	3.8
Atlantic	1,316,566	1,360,708	(3.2)
Latin	319,702	224,216	42.6

Total Consolidated Available Seat Miles	6,244,202	6,023,952	3.7

Consolidated Load Factor (%)
Domestic	81.2	79.4	1.8	pts
Atlantic	84.4	77.9	6.5	pts
Latin	79.0	73.1	5.9	pts

Total Consolidated Load Factor	81.8	78.8	3.0	pts

Consolidated Enplanements
Domestic	4,448,953	4,121,579	7.9
Atlantic	269,907	267,861	0.8
Latin	180,206	134,133	34.3

Total Consolidated Enplanements	4,899,066	4,523,573	8.3

QUARTER TO DATE	2010	2009	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	12,097,752	11,970,187	1.1
Atlantic	3,481,735	3,470,558	0.3
Latin	1,181,362	858,804	37.6

Total Consolidated Revenue Passenger Miles	16,760,849	16,299,549	2.8

Consolidated Available Seat Miles (000)
Domestic	14,462,418	14,260,220	1.4
Atlantic	4,091,117	4,236,924	(3.4)
Latin	1,413,235	1,044,056	35.4

Total Consolidated Available Seat Miles	19,966,770	19,541,200	2.2

Consolidated Load Factor (%)
Domestic	83.6	83.9	(0.3	)pts
Atlantic	85.1	81.9	3.2	pts
Latin	83.6	82.3	1.3	pts

Total Consolidated Load Factor	83.9	83.4	0.5	pts

Consolidated Enplanements
Domestic	13,879,325	13,612,713	2.0
Atlantic	856,328	874,567	(2.1)
Latin	882,908	709,818	24.4

Total Consolidated Enplanements	15,618,561	15,197,098	2.8

YEAR TO DATE	2010	2009	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	34,546,761	35,338,825	(2.2)
Atlantic	7,798,842	7,456,906	4.6
Latin	4,021,454	3,365,274	19.5

Total Consolidated Revenue Passenger Miles	46,367,057	46,161,005	0.4

Consolidated Available Seat Miles (000)
Domestic	41,766,773	42,504,260	(1.7)
Atlantic	9,579,701	9,573,992	0.1
Latin	5,126,138	4,306,488	19.0

Total Consolidated Available Seat Miles	56,472,612	56,384,740	0.2

Consolidated Load Factor (%)
Domestic	82.7	83.1	(0.4	)pts
Atlantic	81.4	77.9	3.5	pts
Latin	78.4	78.1	0.3	pts

Total Consolidated Load Factor	82.1	81.9	0.2	pts

Consolidated Enplanements
Domestic	39,812,917	40,228,429	(1.0)
Atlantic	1,922,491	1,901,663	1.1
Latin	3,005,938	2,718,038	10.6

Total Consolidated Enplanements	44,741,346	44,848,130	(0.2)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

About US Airways
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 31,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers its customers more than 19,700 daily flights to 1,077 airports in 175 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration for its Charlotte hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained or referred to herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand and related revenues; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; the Company’s high level of fixed obligations and its ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in the Company’s financing arrangements; provisions in the Company’s credit card processing and other commercial agreements that may affect its liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the Company’s inability to maintain labor costs at competitive levels; the Company’s reliance on third party regional operators or third party service providers; the Company’s reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes to the Company’s business model; competitive practices in the industry, including the impact of industry consolidation; the loss of key personnel or the Company’s ability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; changes in government legislation and regulation; the Company’s ability to operate and grow its route network; the impact of environmental laws and regulations; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs and disruptions to insurance markets; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended June 30, 2010 and in the Company’s other filings with the SEC, which are available at www.usairways.com.
-LCC-